SUPPLEMENT TO THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S
AUGUST 19, 1997
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (I) FOUND
IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION    FOR CASH
PORTFOLIO     BEGINNING ON PAGE S-2.
(i) The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets
would be invested in    the     securities of a single issuer;
provided    that, with respect to certificates of deposit and bankers'
acceptances,     the fund may invest up to 10% of its total assets in
the first tier securities of a single issuer for up to three business days.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF CASH PORTFOLIO BEGINNING ON PAGE S-2.
For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE S-18 HAS BEEN REMOVED.
BURNELL R. STEHMAN (65), Vice President of Cash Portfolio (1991), is Vice President of FMR Texas (1989) and of other funds advised by FMR.